Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Spantel Communications, Inc (the "Company") on Form 10-Q for the quarterly period ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jose Ramon Basterra, in my capacity as President of the Company and Cesar Martinez having responsibilities of the Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Report and the results of operations of the Company for the period covered by the Report.


           /s/ JOSE RAMON BASTERRA                       Dated: May 19, 2005
         -----------------------------
             Jose Ramon Basterra
                  President
          (Chief Executive Officer)


             /s/ CESAR MARTINEZ                          Dated: May 19, 2005
         -----------------------------
               Cesar Martinez
                  Treasurer
          (Chief Financial Officer)